                                  EXHIBIT 10.89

                         PEREGRINE PHARMACEUTICALS, INC.







                                  COMMON STOCK
                               PURCHASE AGREEMENT




                            UP TO 1,600,000 SHARES OF
                                  COMMON STOCK



                                  JUNE 26, 2003

                         COMMON STOCK PURCHASE AGREEMENT
                         -------------------------------


This Common Stock Purchase Agreement (this "Agreement") is made and entered into as of June 26, 2003, by and between Peregrine Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and the Investors set forth on Schedule I hereto (each an "Investor", collectively, the "Investors").


                                    RECITALS
                                    --------

WHEREAS, the Company has filed with the Securities and Exchange Commission ("SEC") a Shelf Registration Statement on Form S-3 No. 333-103965, which was declared effective by the SEC on March 31, 2003 (the "Form S-3").

WHEREAS, pursuant to the Form S-3, the Company may offer to the public from time to time up to 10,000,000 shares of common stock, par value $0.001 per share (the "Common Stock").

WHEREAS, the Company desires to sell and issue to the Investors under the Form S-3 an aggregate of One Million Six Hundred Thousand (1,600,000) shares of Common Stock at the per share price of $1.15, in exchange for the Investors' payment of the aggregate sum of up to One Million Eight Hundred Forty Thousand Dollars ($1,840,000).

WHEREAS, in connection herewith, the Company desires to grant to the Investors an irrevocable right to purchase from the Company pursuant to the Form S-3 at any time during a period of six (6) months from the Closing Date (as defined below) up to an additional 1,600,000 shares of Common Stock at a per share price of $1.15.

NOW, THEREFORE, in consideration of the covenants, agreements and considerations herein contained, the Company and Investor agree as follows:

1. PURCHASE AND SALE OF SHARES
------------------------------

         1.1 TRANSFER OF SHARES. Subject to the terms and conditions hereof, the Company agrees to sell to the Investors, and the Investors agree to purchase from the Company in the respective amounts set forth on Schedule I, an aggregate of up to 1,600,000 shares of the Company's Common Stock (the "Shares"). On the Closing Date, the Company shall instruct its transfer agent to transfer the Shares via DWAC to each Investor, in the name of such Investor or its nominee, representing the Shares purchased by such Investor.

         1.2 PURCHASE PRICE. As full consideration for the sale of the Shares to Investors, the Investors shall deliver to the Company on the Closing Date by wire transfer of immediately available funds to such account as the Company shall designate the sum of One Million Eight Hundred Forty Thousand Dollars ($1,840,000) (the "Purchase Price"), representing a per share purchase price of $1.15 per share (the "Per Share Price").

         1.3 PURCHASE RIGHT. (a) In connection with the Investors' purchase of the Shares, the Company hereby grants to each Investor the irrevocable right to purchase from the Company in the respective amounts set forth on Schedule I, up to an additional 1,600,000 shares of the Company's Common Stock at a per share purchase price of $1.15 (the "Additional Shares"). An Investor may exercise its respective right under this Section 1.3 by delivery of written notice to the Company specifying the number of Additional Shares purchased and accompanied by cash in the amount of the applicable purchase price. Within three (3) trading days following the due exercise of an Investor's right to purchase Additional Shares, the Company shall issue stock certificates evidencing such Additional Shares to such Investor. This right to purchase Additional Shares shall expire on the date which is six (6) months following the Closing Date (as defined below).

                  (b) No Investor shall have the right to assign its rights under this Section 1.3 without the prior written consent of the Company.

                  (c) The Company shall not avoid or seek to avoid the observance or performance of any of the terms of this Section 1.3, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Investors against impairment.

                  (d) The Company shall keep reserved a sufficient number of shares of the authorized and unissued shares of Common Stock, to provide for the exercise of the rights under this Section 1.3. The Company shall keep the Shares and Additional Shares authorized for quotation on Nasdaq (or such other exchange or national securities association on which the Common Stock may then be traded).

2. CLOSING.
-----------

         2.1 TIME. Subject to terms and provisions herein, the purchase and sale of the Shares shall take place on June 25, 2003 (the "Closing Date") at the offices of Falk, Shaff & Ziebell, LLP located at 18881 Von Karman Avenue, Suite 1400, Irvine, California 92612, or such other location as the parties may individually agree.

         2.2 DELIVERIES AT AND FOLLOWING THE CLOSING DATE. Upon the Company's receipt of Purchase Price, the Company shall deliver all Shares, consents, assignments and other instruments and documents provided for in this Agreement. In addition, the Company agrees to execute and deliver all instruments and documents and perform all other acts which may be reasonably required or appropriate in order to further effect or perfect the sale and transfer of the Shares and the consummation of the transactions contemplated by this Agreement.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY
------------------------------------------------

Except as set forth below, the Company makes no representations or warranties of any nature or kind.

         3.1 ORGANIZATION, STANDING AND POWER. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power to own its properties and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the business, assets or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

         3.2 CAPITALIZATION. The authorized capital stock of the Company consists of 175,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share, of which, as of June 23, 2003, there were approximately 125,162,000 shares of common stock and nil shares of preferred stock, issued and outstanding. The Company is not a party to any voting trust agreements or understandings with respect to the voting common stock of the Company.

         3.3 AUTHORIZATION.

                  3.3.1 The Company has full legal right, power and capacity to enter into, execute, deliver and perform this Agreement and all attendant documents and instruments contemplated hereby.

                  3.3.2 This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Company and is enforceable with respect to the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies.

                  3.3.3 The execution and delivery of this Agreement by the Company, and the consummation of the transactions contemplated hereby by the Company in accordance with the terms hereof shall not conflict with or result in a breach of, violation of, or default under (or constitute an event that with notice, lapse of time, or both, would constitute a breach or default under), or result in the termination of, or accelerate the performance required by, or result in the creation of any liens or other encumbrances upon any of the properties or assets of the Company under any of the terms, conditions or provisions of the Certificate of Incorporation or Bylaws, any provision of the laws of the State of California or the State of Delaware, or any note, bond, mortgage, indenture, deed of trust, license, lease, credit agreement or other agreement, document, instrument or obligation to which the Company is a party or by which any of its assets or properties are bound.

                  3.3.4 Neither the execution and delivery of this Agreement by the Company, nor the consummation of the transactions, contemplated hereunder by the Company will violate or conflict with any judgment, order, decree, statute, rule or regulation applicable to the Company or its assets or properties.

         3.4 VALID ISSUANCE OF COMMON STOCK.

                  3.4.1 The Shares being purchased by the Investor hereunder and the Additional Shares upon exercise of the right set forth in Section 1.3, when issued, sold and delivered in accordance with the terms hereof or thereof, for the consideration expressed herein or therein, will be duly and validly issued, fully paid and nonassessable and will be issued in compliance with all applicable federal and state securities laws.

                  3.4.2 The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws.

                  3.4.3 The Company has full power, right and authority to transfer, convey and sell to the Investors on the Closing Date the Shares and upon consummation of the transactions contemplated by this Agreement, each Investor will have acquired good and marketable title to the Shares purchased by such Investor, free and clear of claims, liens, restrictions on transfer or voting or encumbrances.

                  3.4.4 The Company has reserved for issuance a sufficient number of shares of the authorized and unissued shares of Common Stock to provide for the issuance of the Additional Shares. Each Investor that exercises its right to purchase Additional Shares will acquire good and marketable title to the Additional Shares purchased by such Investor, free and clear of claims, liens, restrictions on transfer or voting or encumbrances.

                  3.4.5 The Company has taken the requisite action to cause the Shares and the Additional Shares to be listed on the Nasdaq SmallCap Market.

         3.5 LITIGATION. Except as referred to in the SEC Documents, as defined below, the Form S-3, or as disclosed in Schedule 3.5, there are no claims, suits, actions or proceedings pending or, to the knowledge of the Company, threatened against, relating to or affecting the Company or any of its subsidiaries, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that would reasonably be expected, either alone or in the aggregate with all such claims, actions or proceedings, to have a material adverse effect on the Company's business or financial condition or the transactions contemplated hereunder. Except as referred to in the Company's SEC Documents, neither the Company nor any of its subsidiaries is subject to any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator which prohibits or restricts the consummation of the transactions contemplated hereby or would have a material adverse effect on the Company's business or financial condition or the transactions contemplated hereunder.

         3.6 SEC DOCUMENTS; THE COMPANY'S FINANCIAL STATEMENTS. The Company is a reporting company under the Securities Exchange Act of 1934 (the "Exchange Act"), and files annual and periodic reports (the "SEC Documents") with the Securities and Exchange Commission (the "SEC"). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, applicable to the Company and to the knowledge of the Company none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed document with the SEC. The SEC Documents contain an audited consolidated balance sheet of the Company as of the end of the last completed fiscal year (the "Balance Sheet") and the related audited consolidated statements of income and cash flow for the year then ended (collectively, the "Financials"). The Financials have been prepared in accordance with GAAP applied on a basis consistent through the periods indicated and consistent with each other. The Financials present fairly the consolidated financial condition and operating results and cash flows of the Company and its subsidiaries as of the dates and during the periods indicated therein. Since the date of the Balance Sheet and until the date of this Agreement, there has not occurred any material adverse change in the business, assets or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, which has not been reflected in the SEC Documents.

         3.7 FORM S-3. The Company has delivered to each Investor a copy of the Form S-3. The Company represents and warrants that the Form S-3 has been declared effective by the SEC and is not subject to any stop order. The Company is not aware of any event, fact or circumstance, which would cause the Form S-3 to contain a material misstatement. The Company at the time of the initial filing of the Form S-3 met the SEC's eligibility requirements for use of a Form S-3 in connection with a primary offering.

         3.8 DISCLOSURE. Neither this Agreement, nor any of the schedules, attachments, or certificates attached to this Agreement or delivered by the Company on the Closing Date, contains any untrue statements of material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. There is no fact which the Company has not disclosed to the Investors, orally or in writing, and of which any of the Company's directors or officers are aware, which could reasonably be anticipated to have a material adverse effect, upon the financial condition, operating results or assets, of the Company. Notwithstanding the foregoing, certain information provided by the Company to the Investors contained statements that are forward-looking, which are covered by the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future, and accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of the Company.

         3.9 NO CONSENTS. The execution, delivery and performance by the Company of this Agreement and the offer, issuance and sale of the Shares and the Additional Shares require no consent of, action by or in respect of, or filing with, any individual or entity, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods.

         3.10 REGULATORY COMPLIANCE. The Company is not in violation of any applicable law, regulation, judgment, order or consent decree (of any governmental or non-governmental regulatory or self-regulatory agency or any organized exchange, including without limitation, the SEC, any state or local securities or insurance regulatory body, or the Internal Revenue Service), which violation is likely to have a material adverse effect on the Company's business, financial condition, or this transaction.

         3.11 REGULATORY PROCEEDINGS, INVESTIGATIONS AND INQUIRIES. The Company has not been the subject of any material regulatory proceeding, examination, investigation or inquiry (known to the Company), including any pending or threatened regulatory proceeding, investigation or inquiry (known to the Company) (including without limitation any by governmental or non-governmental regulatory or self-regulatory agency or any organized exchange) relating to the Company.

         3.12 CERTAIN FEES. Except for fees or commissions payable by the Company as set forth on Schedule A, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transaction contemplated by this Agreement. The Investors shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

         3.13 REGISTRATION STATEMENT. The Company's Registration Statement on Form S-3 (the "Registration Statement") was declared effective by the SEC on March 31, 2003. The Registration Statement is effective on the date hereof and the Company has not received notice that the SEC has issued or intends to issue a stop order with respect to such Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The Registration Statement (including the information or documents incorporated by reference therein), as of the time it was declared effective, and any amendments or supplements thereto, each as of the time of filing, did not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Company hereby agrees to file with the SEC a prospectus supplement in accordance with the required timelines as prescribed under Rule 424(b)(2) of the Securities Act. The issuance of the Shares and Additional Shares to the Investors is registered by the Registration Statement and, when issued to the Investors, the Shares and the Additional Shares shall be freely tradeable by the Investors.

         3.14 COMPLIANCE WITH NASDAQ CONTINUED LISTING REQUIREMENTS. The Company is in compliance with applicable Nasdaq SmallCap Market continued listing requirements. There are no proceedings pending or, to the Company's knowledge, threatened against the Company relating to the continued listing of the Common Stock on the Nasdaq SmallCap Market and the Company has not received any currently effective notice of, nor to the Company's knowledge is there any basis for, the delisting of the Common Stock from the Nasdaq SmallCap Market.

4. REPRESENTATIONS AND WARRANTIES OF EACH INVESTOR
--------------------------------------------------

Each Investor hereby represents and warrants to the Company the following:

         4.1 AUTHORITY. Investor has full legal right, power and capacity to enter into, execute, deliver and perform this Agreement and all attendant documents and instruments contemplated hereby. This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of Investor and is enforceable with respect to Investor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies.

         4.2 NO VIOLATION OF AGREEMENTS. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereunder by Investor will violate or conflict with any judgment, order, decree, statute, rule or regulation applicable to Investor or its assets or properties.

         4.3 DISCLOSURE OF INFORMATION. Subject in part to the truth and accuracy of the representations and warranties of the Company, the Investor believes that it has received all the information that it considers necessary or appropriate for deciding whether to purchase the Shares. The Investor further represents that it has had an opportunity to review the SEC Documents and the Form S-3, and had sufficient opportunity to ask questions and receive answers from the Company and its directors and officers regarding the terms and conditions of the offering of the Shares and the business and operations of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of the Investor to rely thereon.

5. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY
-----------------------------------------------------

The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of each of the conditions set forth below, any or all of which may be waived by the Company in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by the Company of any other condition or of any of the Company's rights or remedies, at law or in equity, if the Investors shall be in default or breach of any of its representations, warranties or agreements under this Agreement:

         5.1 PURCHASE PRICE. Each Investor shall deliver on the Closing Date that portion of the Purchase Price to be paid by such Investor as provided in
Section 1.2.

         5.2 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Investor contained in this Agreement shall be accurate and complete on and as of the Closing Date with the same effect as though such representations and warranties had been made on or as of such date.

         5.3 PERFORMANCE OF AGREEMENTS. Each and all of the conditions precedent and agreements of the Investors subject to satisfaction on or before the Closing Date pursuant to the terms of this Agreement shall have been performed or satisfied.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF INVESTOR
--------------------------------------------------

The obligations of each Investor to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of each of the conditions set forth below, any or all of which may be waived by each Investor in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by such Investor of any other condition or of any of such Investor's rights or remedies, at law or in equity, if the Company shall be in default or breach of any of its representations, warranties or agreements under this Agreement:

         6.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in this Agreement shall be accurate and complete on and as of the Closing Date with the same effect as though such representations and warranties had been made on or as of such date and the Company shall have delivered to Investor a certificate to that effect signed by the Company, and dated as of the Closing Date.

         6.2 PERFORMANCE OF AGREEMENTS. Each and all of the conditions precedent and agreements of the Company subject to satisfaction on or before the Closing Date pursuant to the terms of this Agreement shall have been performed or satisfied and the Company shall have delivered to Investor a certificate to that effect signed by the Company, and dated as of the Closing Date.

         6.3 NO ADVERSE EVENTS. Between the date hereof and the Closing Date, neither the business, assets or condition, financial or otherwise, of the Company taken as a whole shall have been materially adversely affected in any manner.

         6.4 DELIVERY OF DOCUMENTS. The Company shall have effected the transfers and deliveries set forth in Section 1.1.

7. MISCELLANEOUS
----------------

         7.1 EXPENSES, COMMISSIONS AND TAXES. Each party shall bear and pay its own expenses, including legal, accounting and other professional fees, and taxes incurred in connection with the transactions referred to in this Agreement. The party responsible under applicable law shall bear and pay in their entirety all other taxes and registration and transfer fees, if any, payable by reason of the sale and conveyance of the Shares.

         7.2 ENTIRE AGREEMENT; MODIFICATIONS; WAIVER. This Agreement, together with the related agreements or certificates referenced herein, constitutes the final, exclusive and complete understanding of the parties with respect to the subject matter hereof and supersedes any and all prior understandings and discussions with respect thereto. No variation or modification of this Agreement and no waiver of any provision or condition hereof, or granting of any consent contemplated hereby, shall be valid unless in writing and signed by the party against whom enforcement of any such variation, modification, waiver or consent is sought.

         7.3 FURTHER ASSURANCES. The parties hereto shall use their best efforts, and shall cooperate with one another, to secure all necessary consents, approvals, authorizations, exemptions and waivers from third parties as shall be required in order to consummate the transactions contemplated hereby, and shall otherwise use their best efforts to cause such transactions to be consummated in accordance with the terms and conditions hereof. At any time or from time to time after the Closing Date, each party hereto, shall execute and deliver any further instruments or documents and take all such further action as such requesting party may reasonably request in order to consummate and document the transactions contemplated hereby.

         7.4 CAPTIONS. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the constructing or interpretation of any provision of this Agreement.

         7.5 SECTION REFERENCES. Unless otherwise noted, all section references herein are to sections of this Agreement.

         7.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, including electronically transmitted counterparts, each of which when so executed shall constitute an original copy hereof, but all of which together shall constitute one agreement.

         7.7 SUCCESSORS AND ASSIGNS. Neither party shall have the right to assign this Agreement.

         7.8 PARTIES IN INTEREST. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over against any party to this Agreement.

         7.9 NOTICES. All notices, requests, demands and other communications hereunder ("Notices") shall be in writing and shall be deemed to have been duly given if delivered by hand or by registered or certified mail, postage prepaid, return receipt requested, but only upon receipt of such return receipt, as follows:

If to Investors:                    As noted in Exhibit I

If to the Company:                  Peregrine Pharmaceutical, Inc.
                                    14272 Franklin Avenue, Suite 100
                                    Tustin, California  92780
                                    Attn.:  President

or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt. All Notices shall be deemed received on the date of delivery or, if mailed, on the date appearing on the return receipt therefor.

         7.10 LAW GOVERNING. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of California, without regard to its choice-of-laws or conflicts-of-law rules.

         7.11 SURVIVAL. The representations and warranties contained in this Agreement shall survive the Closing Date indefinitely.

                               [REMAINDER OF PAGE
                            INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of date first above written.

                                              "The Company"
                                              Peregrine Pharmaceuticals, Inc.,
                                              a Delaware corporation

                                              BY: /S/ PAUL LYTLE
                                                  ------------------------------

                                              Name: Paul Lytle

                                              Title: CFO

                                   SCHEDULE I
                                 "The Investors"


Print or Type:

Name of Purchaser (Institution)             ALPHA CAPITAL AG

Tax ID No.:                                 ____________________________

Address (for delivery
of documents):                              ____________________________
                                            ____________________________
                                            ____________________________

DWAC
Instructions:             DTC# _________________________________________
                          BROKER _______________________________________
                          ADDRESS ______________________________________
                          CONTACT ______________________________________
                          PHONE # ______________________________________
                          ACCT NAME ____________________________________
                          ACCT NUMBER __________________________________

IF NO DWAC INSTRUCTIONS ARE PROVIDED, COMPANY WILL ISSUE PHYSICAL CERTIFICATE FOR THE NUMBER OF SHARES LISTED BELOW. CERTIFICATE WILL BE MAILED TO ADDRESS ABOVE UNLESS OTHERWISE STATED HEREIN.


Signature by:                                       /s/ Konrad Ackerman
                                                    ----------------------------

Name of Individual representing
Purchaser:                                          KONRAD ACKERMAN

NUMBER OF SHARES TO BE PURCHASED:                   78,387

PER SHARE PURCHASE PRICE:                           $1.15

AGGREGATE PURCHASE PRICE:                           $90,145.05


NUMBER OF SHARES WHICH MAY
BE ACQUIRED PURSUANT TO SECTION 1.3                 ____________________________

                                   SCHEDULE I
                                 "The Investors"


Print or Type:

Name of Purchaser (Institution)             VERTICAL VENTURES, LLC

Tax ID No.:                                 ____________________________________

Address (for delivery
of documents):                              641 LEXINGTON AVE., 26TH FLOOR
                                            NEW YORK, NY 10022
                                            ____________________________________

DWAC
Instructions:             DTC# _________________________________________
                          BROKER _______________________________________
                          ADDRESS ______________________________________
                          CONTACT ______________________________________
                          PHONE # ______________________________________
                          ACCT NAME ____________________________________
                          ACCT NUMBER __________________________________

IF NO DWAC INSTRUCTIONS ARE PROVIDED, COMPANY WILL ISSUE PHYSICAL CERTIFICATE FOR THE NUMBER OF SHARES LISTED BELOW. CERTIFICATE WILL BE MAILED TO ADDRESS ABOVE UNLESS OTHERWISE STATED HEREIN.


Signature by:                                       /s/ Joshua Silverman
                                                    ----------------------------

Name of Individual representing
Purchaser:                                          VERTICAL VENTURES, LLC

NUMBER OF SHARES TO BE PURCHASED:                   190,179

PER SHARE PURCHASE PRICE:                           $1.15

AGGREGATE PURCHASE PRICE:                           $218,705.85


NUMBER OF SHARES WHICH MAY
BE ACQUIRED PURSUANT TO SECTION 1.3                 ____________________________

                                   SCHEDULE I
                                 "The Investors"


Print or Type:

Name of Purchaser (Institution)             CRANSHIRE CAPITAL, L.P.

Tax ID No.:                                 ____________________________________

Address (for delivery
of documents):                              666 DUNDEE RD., SUITE 1901
                                            NORTHBROOK, IL 60062
                                            ____________________________________

DWAC
Instructions:             DTC# _________________________________________
                          BROKER _______________________________________
                          ADDRESS ______________________________________
                          CONTACT ______________________________________
                          PHONE # ______________________________________
                          ACCT NAME ____________________________________
                          ACCT NUMBER __________________________________

IF NO DWAC INSTRUCTIONS ARE PROVIDED, COMPANY WILL ISSUE PHYSICAL CERTIFICATE FOR THE NUMBER OF SHARES LISTED BELOW. CERTIFICATE WILL BE MAILED TO ADDRESS ABOVE UNLESS OTHERWISE STATED HEREIN.


Signature by:                                       /s/ Mitchell Kopin
                                                    ----------------------------

Name of Individual representing
Purchaser:                                          MITCHELL KOPIN

NUMBER OF SHARES TO BE PURCHASED:                   301,567

PER SHARE PURCHASE PRICE:                           $1.15

AGGREGATE PURCHASE PRICE:                           $346,802.05


NUMBER OF SHARES WHICH MAY
BE ACQUIRED PURSUANT TO SECTION 1.3                 301,567

                                   SCHEDULE I
                                 "The Investors"


Print or Type:

Name of Purchaser (Institution)             OTATO LIMITED PARTNERSHIP

Tax ID No.:                                 ____________________________________

Address (for delivery
of documents):                              OTATO LIMITED PARTNERSHIP
                                            C/O OTA
                                            ONE MANHATTANVILLE RD.,
                                            PURCHASE, NY 10577
DWAC
Instructions:             DTC# _________________________________________
                          BROKER _______________________________________
                          ADDRESS ______________________________________
                          CONTACT ______________________________________
                          PHONE # ______________________________________
                          ACCT NAME ____________________________________
                          ACCT NUMBER __________________________________

IF NO DWAC INSTRUCTIONS ARE PROVIDED, COMPANY WILL ISSUE PHYSICAL CERTIFICATE FOR THE NUMBER OF SHARES LISTED BELOW. CERTIFICATE WILL BE MAILED TO ADDRESS ABOVE UNLESS OTHERWISE STATED HEREIN.


Signature by:                                       /s/ Richard M. Cayne
                                                    ----------------------------

Name of Individual representing
Purchaser:                                          RICHARD M. CAYNE

NUMBER OF SHARES TO BE PURCHASED:                   89,585

PER SHARE PURCHASE PRICE:                           $1.15

AGGREGATE PURCHASE PRICE:                           $103,022.75


NUMBER OF SHARES WHICH MAY
BE ACQUIRED PURSUANT TO SECTION 1.3                 89,585

                                   SCHEDULE I
                                 "The Investors"


Print or Type:

Name of Purchaser (Institution)             SDS MERCHANT FUND, L.P.

Tax ID No.:                                 ____________________________________

Address (for delivery
of documents):                              53 FOREST AVE., 2ND FLOOR
                                            OLD GREENWICH, CT 06870
                                            ____________________________________

DWAC
Instructions:             DTC# _________________________________________
                          BROKER _______________________________________
                          ADDRESS ______________________________________
                          CONTACT ______________________________________
                          PHONE # ______________________________________
                          ACCT NAME ____________________________________
                          ACCT NUMBER __________________________________

IF NO DWAC INSTRUCTIONS ARE PROVIDED, COMPANY WILL ISSUE PHYSICAL CERTIFICATE FOR THE NUMBER OF SHARES LISTED BELOW. CERTIFICATE WILL BE MAILED TO ADDRESS ABOVE UNLESS OTHERWISE STATED HEREIN.


Signature by:                                       /s/ Scott Derby
                                                    ----------------------------

Name of Individual representing
Purchaser:                                          SCOTT DERBY


NUMBER OF SHARES TO BE PURCHASED:                   167,973

PER SHARE PURCHASE PRICE:                           $1.15

AGGREGATE PURCHASE PRICE:                           $193,168.95


NUMBER OF SHARES WHICH MAY
BE ACQUIRED PURSUANT TO SECTION 1.3                 167,973

                                   SCHEDULE I
                                 "The Investors"


Print or Type:

Name of Purchaser (Institution)             CLEVELAND OVERSEAS LTD.

Tax ID No.:                                 ____________________________________

Address (for delivery
of documents):                              C/O GTF GLOBAL TRADE & FINANCE SA
                                            ST. MARKUSGASSE 19
                                            FL-9490 VADUZ / LIECHTENSTEIN

DWAC
Instructions:             DTC# _________________________________________
                          BROKER _______________________________________
                          ADDRESS ______________________________________
                          CONTACT ______________________________________
                          PHONE # ______________________________________
                          ACCT NAME ____________________________________
                          ACCT NUMBER __________________________________

IF NO DWAC INSTRUCTIONS ARE PROVIDED, COMPANY WILL ISSUE PHYSICAL CERTIFICATE FOR THE NUMBER OF SHARES LISTED BELOW. CERTIFICATE WILL BE MAILED TO ADDRESS ABOVE UNLESS OTHERWISE STATED HEREIN.


Signature by:                                      /s/ Ewald Vogt
                                                    ----------------------------

Name of Individual representing                    Ewald Vogt / Director
Purchaser:                                         GTF GLOBAL TRADE & FINANCE SA


NUMBER OF SHARES TO BE PURCHASED:                  -22,396-

PER SHARE PURCHASE PRICE:                          $1.15

AGGREGATE PURCHASE PRICE:                          $-25,755.50-


NUMBER OF SHARES WHICH MAY
BE ACQUIRED PURSUANT TO SECTION 1.3                _____________________________

                                   SCHEDULE I
                                 "The Investors"


Print or Type:

Name of Purchaser (Institution)             XMARK FUND, L.P. & XMARK FUND, LTD.

Tax ID No.:                                 ____________________________________

Address (for delivery
of documents):                              XMARK FUNDS
                                            152 WEST 57TH ST., 21ST FLOOR
                                            NEW YORK, NY 10019

DWAC
Instructions:             DTC# _________________________________________
                          BROKER _______________________________________
                          ADDRESS ______________________________________
                          CONTACT ______________________________________
                          PHONE # ______________________________________
                          ACCT NAME ____________________________________
                          ACCT NUMBER __________________________________

IF NO DWAC INSTRUCTIONS ARE PROVIDED, COMPANY WILL ISSUE PHYSICAL CERTIFICATE FOR THE NUMBER OF SHARES LISTED BELOW. CERTIFICATE WILL BE MAILED TO ADDRESS ABOVE UNLESS OTHERWISE STATED HEREIN.


Signature by:                                       /s/ Mitchell D. Kaye
                                                    ----------------------------

Name of Individual representing
Purchaser:                                          MITCHELL D. KAYE

NUMBER OF SHARES TO BE PURCHASED:                   749,910

PER SHARE PURCHASE PRICE:                           $1.15

AGGREGATE PURCHASE PRICE:                           $862,396.50


NUMBER OF SHARES WHICH MAY
BE ACQUIRED PURSUANT TO SECTION 1.3                 749,910

                                  SCHEDULE 3.5

                                   LITIGATION

None

                                   Schedule A
                              Fees and Commissions

1.Olympus Securities - 5% of the gross proceeds received by the Company from the following nine (9) investors as more fully described in the Finders Agreement dated August 8, 2002:

          1.       Vertical Ventures, LLC and affiliates
          2.       Cleveland Overseas Ltd. and affiliates
          3.       Xmark and affiliates
          4.       SDS Capital and affiliates
          5.       Alpha Capital and affiliates
          6.       Cranshire Capital and affiliates
          7.       West End Capital and affiliates
          8.       OTA and affiliates
          9.       Zimmer Lucas and affiliates